Supplement Dated July 21, 2025
To The Prospectus Dated April 28, 2025 For

ELITE ACCESS II® FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of the prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

Effective July 21, 2025, the following revisions have been made to your prospectus to better clarify the GMAB Fixed Account interest rates:

➢    In the section titled "The Fixed Account", the following changes have been made:

1.The third sentence of the first paragraph of the subsection titled "Rates of Interest We Credit" has been deleted and replaced with the following:

"In addition, we establish a declared rate of interest (“base interest rate”) at the time you allocate any Premium payment or other Contract Value to a Fixed Account Option, and that base interest rate will apply to that allocation for the entire term of the Fixed Account Option that you select."

2.The first sentence of the second paragraph of the subsection titled "The Guaranteed Minimum Accumulation Benefit (GMAB) Fixed Account Option" has been deleted and replaced with the following:

"The Contract Value allocated to the GMAB Fixed Account is credited with a guaranteed interest rate, which is set on the effective date of your GMAB add-on benefit and will not change during the Guarantee Term. The interest rate applicable to allocations in the GMAB Fixed Account Option will never be less than the Fixed Account minimum interest rate that applies to every Fixed Account Option under any Contract."

➢    In the section titled "Access To Your Money", the following change has been made:

1.In the subsection titled "Guaranteed Minimum Accumulation Benefit ("Principal Guard GMAB")", the fifth sentence of the sub-subsection titled "Guaranteed Minimum Accumulation Benefit Fixed Account Option" has been deleted and replaced with the following:

"The current interest rate applicable to the GMAB Fixed Account Option will be set on the effective date of this add-on benefit and will not change during the Guarantee Term. The interest rate applicable to allocations in the GMAB Fixed Account Option will never be less than the Fixed Account minimum interest rate."

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(To be used with JMV23537 04/25)

VPS00116 07/25